Agreement No.
Exhibit 4.6

11TH AMENDMENT TO THE EQUIPMENT SUPPLY AGREEMENT Entered into on June 26, 2014.
NET+PHONE TELECOMUNICAÇÕES LTDA., limited liability company, headquartered at Avenida Caminho do Mar, No. 3.115, Bloco C, Pavimento Superior, Parte A, City of São Bernardo do Campo, State of São Paulo, enrolled with the National Corporate Taxpayers’ Registry of the Ministry of Finance (“CNPJ/MF”) under No. 06.066.832/0001-97, herein represented pursuant to its Bylaws, hereinafter referred to as “CLIENT 1”;
PAGSEGURO INTERNET S.A., corporation, headquartered at Avenida Brigadeiro Faria Lima, 1384, 4th floor, Parte A, City of São Paulo, State of São Paulo, enrolled with CNPJ/MF under No. 08.561.701/0001-01, herein represented pursuant to its Bylaws, hereinafter simply referred to as “CLIENT 2”, and jointly with CLIENT 1, as “CLIENTS”;
TRANSIRE COMÉRCIO E SERVIÇOS DE EQUIPAMENTOS LTDA. (current corporate name is PAX BR COMÉRCIO E SERVIÇOS DE EQUIPAMENTOS DE INFORMÁTICA LTDA.),
limited liability company, headquartered at Rua Santa Mônica, No. 281, Bloco A, City of Cotia, State of São Paulo, Postal Code 06.715-865, enrolled with CNPJ/MF under No. 11.603.135/0001-68, herein represented pursuant to its Articles of Incorporation, hereinafter simply referred to as “TRANSIRE SERVIÇOS”; and
TRANSIRE FABRICAÇÃO DE COMPONENTES ELETRÔNICOS S/A.,
private corporation, headquartered at Avenida Ministro Mario Andreazza, No. 4.120, City of Manaus, State of Amazonas, CEP 69.075-830, enrolled with CNPJ/MF under No. 21.785.364/0001-02, herein represented pursuant to its Articles of Incorporation, hereinafter referred to simply as “TRANSIRE; and
TEC TOY S.A., corporation, headquartered at Avenida Buriti, 3149, Distrito Industrial I, City of Manaus, State of Amazonas, Postal Code 69075-000, enrolled with CNPJ/MF under No. 22.770.366/0001-82, with branch at Rua Santa Mônica, 281, Bloco D, Parque Industrial San Jose, City of Cotia, State of São Paulo, CEP 06715-865, enrolled with CNPJ/MF under No. 22.770.366/0006--97, herein represented pursuant to its Bylaws, hereinafter simply referred to as “TEC TOY”. TRANSIRE SERVIÇOS, TRANSIRE ELETRÔNICOS and TEC TOY are jointly referred to simply as “SUPPLIERS”.
CLIENT 1, CLIENT 2, TRANSIRE SERVIÇOS, TRANSIRE ELETRÔNICOS and TEC TOY are individually referred to as “Party” and jointly as “Parties”.
WHEREAS:
(i)The Parties executed the Equipment Supply Agreement (“Agreement”) as of [******], with subsequent amendments on [******]; [******]; [******]; [******]; [******]; [******]; [******]; [******]; [******]; and [******];
(ii)The Parties wish to include new Equipment as part of the Agreement, named M30, adjusting the specific conditions applicable to it; and
(iii)The Parties wish to include battery disposal conditions applicable to all Equipment sold by the SUPPLIERS.
The Parties have decided to enter into this 11th Amendment to the Equipment Supply Agreement (“Amendment”), pursuant to the following terms and conditions:

Agreement No.
1.AMENDMENTS
1.1.The Parties, upon the agreement to include the new EQUIPMENT Model M30 to the models sold by the Agreement, have mutually agreed to provide the specific conditions to be observed in relation to the EQUIPMENT Model M30, as below:
1.1.1.For EQUIPMENT Model M30, the SUPPLIERS undertake to comply with the conditions included in the Exhibits of this Amendment, which are listed below. The provisions in the Exhibits below, as they are specific provisions, must be applied to the EQUIPMENT Model M30, to the extent where they conflict with or differ from the general provisions and provisions in the other exhibits of the agreement.
(i)Exhibit I (M30) - Business Proposal of EQUIPMENT Model M30.
(ii)Exhibit II (M30) - Battery Disposal Policy.
(iii)Exhibit II (M30) - Warranty Template of EQUIPMENT Model M30.
(iv)Exhibit III (M30) - Technical Support Conditions of EQUIPMENT Model M30.
(v)Exhibit IV (M30) - Technical Support Flow of EQUIPMENT Model M30.
(vi)Exhibit V (M30) - Repair Instructions Template for Submission of EQUIPMENT Model M30 for Technical Support.
1.1.2.The Parties agree that Exhibit II (M30) - Battery Disposal Policy listed in item (ii) above, as a global policy of the SUPPLIERS, is valid and applicable to all EQUIPMENT sold by the SUPPLIERS.
1.2.Upon the inclusion of the EQUIPMENT Model M30, the Parties hereby agree to amend sections 5.1 and 7 - Equipment Warranty, which shall be governed by the following wording:
“5.1. The SUPPLIERS shall perform the maintenance of EQUIPMENT purchased by the CLIENTS, including EQUIPMENT still covered by the warranty period, as well as of any other EQUIPMENT, including due to misuse. The MAINTENANCE shall be performed upon the CLIENTS’ approval, pursuant to Exhibit I, except for EQUIPMENT Model M30, whose MAINTENANCE, in case of misuse, shall only be performed upon the owner’s approval and submission of prior technical report and quotation, pursuant to Exhibit I.1 (M30).”
“SECTION 7 – Equipment Warranty
7.1.The SUPPLIERS shall grant a [******] warranty on EQUIPMENT’s manufacturing defect, excluding defects that are proven and verified to be resulted from exclusive misuse.
7.2.For EQUIPMENT Model M30, the SUPPLIERS shall grant a [******] warranty on manufacturing defect of EQUIPMENT Model M30; [******]; warranty on manufacturing defect of the EQUIPMENT Model M30’s Battery; and [******] warranty, which may be extended for another [******], on manufacturing defects of other EQUIPMENT Model M30’s accessories, excluding defects that are proven and verified to be resulted from exclusive misuse. For more information, read Exhibit I.1.”
1.3.    Moreover, as a result of the amendments above, the Parties hereby formalize the inclusion of Exhibit I.1, concerning the maintenance and warranty of the EQUIPMENT Model M30, which shall be governed pursuant to Exhibit I.1 attached hereto.
2.RETROACTIVITY AND RATIFICATION
2.1.This Agreement is executed on the date hereof, however, its effects shall relate back to the date of [******], when the Parties had oral understandings concerning its purpose.

Agreement No.
2.2.The Parties ratify all other terms and conditions of the Agreement, making it clear that the terms and clauses that have not been expressly changed by this Instrument shall remain unchanged and fully effective.
In witness whereof, the Parties execute this instrument in the electronic form, and such Parties, together with their Witnesses, acknowledge that electronic, digital, and computerized signatures are valid and fully effective, constituting instrument enforceable out-of-court for all legal purposes, even if it such signatures or certifications are not under ICP-Brazil standards, pursuant to the provisions in paragraphs of Article 10 of the Provisional Presidential Decree No. 2,200/2001 in force in Brazil. Therefore, this Agreement, as well as the Proposals, their exhibits and amendments may be executed through such means.

São Paulo, August 18, 2020.
	[signature] [signature]	[signature] [signature]
	NET+PHONE TELECOMUNICAÇÕES LTDA	PAGSEGURO INTERNET S.A.

	[signature] [signature]	[signature] [signature]
	TRANSIRE COMÉRCIO E SERVIÇOS DE EQUIPAMENTOS LTDA.	TRANSIRE FABRICAÇÃO DE COMPONENTES ELETRÔNICOS S.A.

[signature] [signature]
TEC TOY S.A.

Witnesses:
1	[signature]	2	[signature]
Name: Klaus Gottsfritz		Name: Clayton Xavier Ribeiro
CPF: 148.792.668-59		CPF: 266.720.848-00

Agreement No.
Exhibit I.1 (M30)
MAINTENANCE and WARRANTY of Equipment Model M30 in Laboratory between the SUPPPLIERS and CLIENTS.
1 – WARRANTY
1.1– Warranty of EQUIPMENT Model M30 sold by the CLIENTS shall be for a period of [******] of legal warranty and eight hundred and [******] of contractual warranty), starting from the issuance of the Invoice, and it shall cover any and all issues found in the EQUIPMENT Model M30 as manufacturing defect. For the EQUIPMENT Model M30’s Battery, it shall be considered the [******] warranty ([******] of legal warranty and [******] of contractual warranty) and for other EQUIPMENT Model M30’s Accessories, the warranty shall be of [******] (being [******] of legal warranty and [******] of contractual warranty), both starting from the issuance of the Invoice of the EQUIPMENT Model M30, and it shall cover any and all issues found as manufacturing defect. Damages to the EQUIPMENT Model M30 due to the proven misuse shall not be covered by the warranty. If there is any general issue associated to manufacturing defect, the SUPPLIERS must bear the additional Logistics costs, including, but not limited to, its replacement, upon the withdrawal of EQUIPMENT M30 from the market.
1.2– Repairs performed within the warranty period shall not have any cost to the CLIENTS or the Customers of the CLIENTS (owners). If the repair is not viable, the owners may, at their sole discretion, and if the applicable period lapses, choose to receive the refund of the amount paid to the CLIENTS, a prorated deduction from the price (as applicable) or the replacement of EQUIPMENT Model M30. If the repair is not viable and if the Customers (owners) do not choose to receive the EQUIPMENT, the SUPPLIERS must carry out its disposal, in compliance with Exhibit II - Battery Disposal Policy. The SUPPLIERS undertake to reimburse the CLIENTS with any costs, disbursements or losses arising from the liability of the SUPPLIERS (defects of EQUIPMENT Model M30), including, but not limited to, costs related to the reimbursement of amounts paid for EQUIPMENT Model M30, indemnification and costs with the replacement of EQUIPMENT Model M30 and (final or temporary) delivery of new EQUIPMENT to the owners.
1.3– The SUPPLIERS are responsible for providing operational system updates (Android and Monitor), notifying PagSeguro on the release of new hotfix or and/or security patch.
2 – SERVICES
2.1– Maintenance services after the verification of misuse upon submission of technical report and repair out of the warranty period (“Services”) shall be provided by the SUPPLIERS directly to the owners, upon submission of previous quotation and its approval.
2.1.1– If the repairs are demanded by PagSeguro, by its sole and exclusive initiative, the following amounts shall be observed for purposes of maintenance:
(i)[*****] for Cosmetic Maintenance1 or Maintenance resulted from misuse within the warranty period.
(ii)[*****] for non-cosmetic Maintenance or not resulted from misuse, but out of the warranty period - it does not cover the replacement of LCD parts, front touch screen glass and metalframe.
(iii)[*****] for cosmetic Maintenance or resulted from misuse, but out of the warranty period - including the full replacement of LCD parts, front touch screen glass and metalframe.
The prices above are associated to repair + like new.
2.1.1 - The above-mentioned prices may be adjusted after the lapse of at least one year, using the INPC rate, using the basis date of [******] and upon mutual agreement of the Parties.

Agreement No.
2.2- EQUIPMENT Model M30 semi-destructed must be repaired upon prior approval of specific quotation by the owner or returned directly by the SUPPLIERS to the CLIENTS without repair after the expiration of the quotation with the relevant document proving the misuse, in this case with no cost.
2.3- The SUPPLIERS reserve their rights to not perform repair services on EQUIPMENT Model M30 that presents signs of opening or technical intervention by third parties compromising the general condition of the EQUIPMENT Model M30 after the lab repair.
2.4The warranty for repairs performed by the SUPPLIERS in cases of misuse or repairs performed out of the warranty period shall be of [******].
2.5- “Misuse/Semi-destruction” means all EQUIPMENT Model M30 - therefore, not covered by the warranty - showing evidence of:
•Use and/or installation of software or application violating the instructions included in the product guide;
•Opening, handling, repair or any type of intervention in the product by the owner or third party not authorized by the SUPPLIERS;
•Damages for accidents or misuse, such as: fall, contact with water as well as any type of liquids, crash, atmospheric electric discharge, undue connection to electric grid or that is subject to excessive variations, use of counterfeit accessories, attempt to change the original firmware, problems arising from phone service (carrier), application marketplace, virus or third-party applications.
2.6- After the applicable warranty period lapses, the replacement items (cables, charger, lids and battery) shall be billed separately, directly through the SUPPLIERS to the owner, upon their prior authorization.
2.7- The history of all MAINTENANCES performed on the EQUIPMENT Model M30, including proof of repair, must be stored by the SUPPLIERS for a minimum period of five (5) years, and in the event of request by the CLIENTS, such documents must be provided within five (5) business days. The SUPPLIERS are responsible for any damages and losses incurred by the CLIENTS arising from delay and/or lack of such documentation.

1 Cosmetic Maintenance includes the full replacement of parts, i.e., front touch screen glass and metalframe.

Agreement No.
3.- EQUIPMENT
3.1 – The EQUIPMENT subject matter of the Services hereof include only Models M30 sold by the SUPPLIERS and purchased by the CLIENTS.
4.- PAYMENT
4.1 – The payment for MAINTENANCE Services (whether cosmetic or resulted from misuse) and repair out of the warranty period shall be carried out directly by the owner [******] by the SUPPLIERS.
5.- EFFECTIVENESS
5.1 — The effective term of this Exhibit shall be the same as the one established in the AGREEMENT, pursuant to Section 11 - Effectiveness and Termination.
6.– SLA
6.1Assumptions:
a)The time period (support) for performing the Services shall be of up to [******] business days, which is the lab cycle (receipt + repair + availability of equipment ready for withdrawal), starting from the date the EQUIPMENT Model M30 was received at the SUPPLIERS’ technical support;
b)After the period of [******] business days, the SUPPLIERS must notify the CLIENTS on the completion of the repair or the impossibility of repair, keeping that information up to date during the legal period of repair, so that the CLIENTS can inform the owners, at the end of the legal period of repair, that the EQUIPMENT Model M30 is going to be replaced or that the price paid will be refunded, at the owner’s discretion. The information handled herein must be provided by the SUPPLIERS to the CLIENTS within[******] business days, in an Excel file or upon another form to be defined by the CLIENTS, including a system to exchange information.
c)The SUPPLIERS, throughout the warranty period, undertake to comply with the legal periods for the services of MAINTENANCE/REPAIR, including any supervening change of law or norm, holding the CLIENTS harmless from any questioning and/or conviction resulted from breaching the applicable legal conditions.
6.2The Parties mutually establish the compliance with the minimum repair period of [******]% of the volume of EQUIPMENT Model M30 under repair in the respective calendar month. The compliance with the goals defined herein will be calculated based on the total of activities performed throughout the month, considering the date of receipt of the EQUIPMENT Model M30 for repair.
6.2.1.    The negative impact of compliance with the repair period, calculated on less than [******]% of the volume of EQUIPMENT Model M30 under repair in the respective calendar month, shall be subject to a penalty of [******]% on the current amount of a new Equipment Model M30 for each event of delay, to be converted into credit for future purchases of general EQUIPMENT by the CLIENTS or to be paid by the SUPPLIERS, within [******] days, in the event of lack or unpredictability of new purchases by the CLIENTS.

Agreement No.
6.3.If the repair is not possible or the Customer (owner) chooses, pursuant to applicable law, to replace the EQUIPMENT Model M30 with a new one, the replacement shall be performed by the CLIENTS, and the SUPPLIERS are responsible for restoring the quantity of EQUIPMENT Model M30 to the CLIENTS within thirty (30) calendar days, starting from the receipt of proof of replacement of the Equipment Model M30 delivered by the CLIENTS. The same rule and the same period applies if the Customer (owner) chooses to receive a refund for the amount paid for the EQUIPMENT Model M30 or prorated deduction of the product amount, which shall be carried out by the CLIENTS to the Customer (owner), and the SUPPLIERS shall be responsible for reimbursing the amounts spent by the CLIENTS within [******] calendar days, starting from date the proof of payment made by the CLIENTS was received.
6.3.1.Without prejudice to the period of [******] calendar days mentioned above, the CLIENTS may, at their sole discretion, agree with the SUPPLIERS on performing monthly account reconciliation, in order to optimize the expense reimbursement flow and delivery of EQUIPMENT Model M30.
6.3.2.The obligation to reimburse the CLIENTS for amounts disbursed or EQUIPMENT Model M30 delivered to Customers (owners) indistinctly applies to payments performed spontaneously by the CLIENTS, pursuant to applicable law, by court order or administrative settlement.

Agreement No.
Exhibit 1 (M30)
Business Proposal of EQUIPMENT Model M30.
PAX - ADTxxxx - Anexo I - Proposta C

Agreement No.
Exhibit II (M30)
Battery Disposal Policy
Anexo II - Política de Descarte de Bate

Agreement No.
Exhibit III (M30)
Warranty Template of EQUIPMENT Model M30.
WARRANTY CERTIFICATE
The warranty offered has the following periods, starting from when the invoice is issued:
a)Device: [******], being [******] of legal warranty and[******] of contractual warranty;
b)Battery: [******], being [******] of legal warranty and [******] of contractual warranty;
c)Accessories: [******], being [******] of legal warranty and [******]of contractual warranty.
If there is a defect, contact PagSeguro Support Service with the certificate in hands and the copy of Purchase Invoice, to gather information on repair services, covered by the warranty.
This warranty does not cover defects resulted from:
•Use and/or installation of software or application violating the instructions included in this brochure or in the product guide;
•Opening, handling, repair or any type of intervention in the product by the customer or unauthorized third party;
•Damages for accidents or misuse, such as: fall, contact with water as well as any type of liquids, crash, atmospheric electric discharge, undue connection to electric grid or that is subject to excessive variations, use of counterfeit accessories, attempt to change the original firmware, problems arising from phone service (carrier), application marketplace, virus or third-party applications.
The warranty does not cover for aesthetic damages, such as wrinkles, cracks, stains, paint and scratches. Also, the warranty does not cover installation and adjustment services.
During the repair process, data and settings will be erased. Before submitting the product for repair, the user is responsible for erasing all data in the device in a way to protect their personal and confidential information. In any case, especially when the damage incurred does not allow for the prior erasing of data, during the repair process, regardless of the defect nature and repair technique, our professionals must reset the device to the default settings, in order to protect all data in it. For that reason, any prior backup must be carried out exclusively by the consumer, without any exceptions, and no damages or losses may be claimed due to data erasure.
The internal battery warranty shall be voided if any counterfeit charger was used and if the ANATEL code fixed on the guide has been violated, or also if the battery presents signs of tampering.
The battery Charger shall have its warranty voided due to:
•Damages for accidents or misuse, such as: fall, contact with water as well as any type of liquids, crash, atmospheric electric discharge, undue connection to electric grid or that is subject to excessive variations, use of counterfeit accessories;
•And if the ANATEL code fixed on it has been violated, or also if the Charger presents signs of tampering.

Agreement No.
The additional (contractual) warranty does not cover Earphones, USB Cable and Screen protectors
The warranty covers parts (and respective service) that are naturally worn out from use, provided that such wear hinders the proper operation of the product.
TECTOYS.A.
Consumer Support Service
(SAC) (11) 3018-8080
[*****]

Agreement No.
Exhibit IV (M30)
Technical Support Conditions of EQUIPMENT Model M30.
1.The repair of EQUIPMENT Model M30 shall be performed within [******] business days, pursuant to Section 6.1 of exhibit I.1.
The SUPPLIERS must comply with Tax Legislation in force related to the delivery and receipt of equipment submitted for technical support. The CLIENTS are responsible, during the period of warranty of EQUIPMENT Model M30, for bearing the costs arising from the delivery to technical support, as well as for collecting it after the repair and shipment to the respective owner.
1.1.When receiving the EQUIPMENT Model M30 at the technical support, the SUPPLIERS must proceed as described below: (i) for EQUIPMENT Model M30 within the warranty period and coverage, with the respective and due repair; (ii) for EQUIPMENT Model M3 out of the warranty period and coverage, with the submission of prior quotation to the Customer (owner) for express approval of all conditions required for the performance of the service, including approval of the repair period and quotation.
1.2.After the repair of the EQUIPMENT Model M30 is completed, the CLIENTS must, during the warranty period, perform at least [******] attempts to return the device; after the warranty period, the CLIENTS shall bear the same responsibility, which, however, may be revised by the Parties. If the SUPPLIERS are deemed responsible for the return, the delivery attempts must be documented and, if failed, the SUPPLIERS must inform the CLIENTS within [******] hours after the last attempt, so that the CLIENTS may notify the Customers (owners) that the device is available. If the owner does not pick up the device within [******] days, the device may be considered abandoned.
2.During the warranty period of any EQUIPMENT Model M30, in the event of non-compliance with the applicable legal period of repair, or if the EQUIPMENT Model M30 cannot be repaired, due to conditions not resulted from misuse, the SUPPLIERS must, if chosen by the Customer (owner), provide to the CLIENTS a new EQUIPMENT Model M30 or another similar or superior device, in the form and within the period set forth in Section 6.3 of Exhibit I.1, for the CLIENT to deliver the replacement to the Customer (owner).
2.1.The SUPPLIERS undertake to keep enough devices in their inventory for the compliance with the monthly repair provided in the previous item.
3.If the Customer (owner) chooses the refund of the amount paid, the CLIENTS must, as a rule, perform the refund, and the SUPPLIERS must reimburse the CLIENTS, pursuant to Section 6.3 of Exhibit I.1.
4.If the immediate replacement of the mobile phone devices submitted to technical support becomes mandatory, by force of change in law or court order, upon the delivery of new final or temporary device to the Customers, the SUPPLIERS shall adopt all necessary measures to comply with such order.
5.Technical support service shall be provided during business hours, at least from 8 am to 5 pm, from Monday to Thursday, and from 8 am to 4 pm on Friday. The receipt/pick-up of devices shall occur from Monday to Friday, from 8 am to 5 pm, and Friday from 8 am to 4 pm. The repair SLA period starts on the next business day.
5.1.The follow up on service shall be performed through an online system indicated by the CLIENTS. If needed, a new system shall be developed by the SUPPLIERS, with at least the following specifications: (i) information must be updated on real time; (ii) the tool must control access by user and password with permission of access to the support channels; (iii) other characteristics and specifications to be jointly decided with the CLIENTS.
5.2.The Parties shall periodically meet to assess the SLA terms and technical support flows, always with the intent of improving processes and meeting the CLIENTS’ demand.

Agreement No.
Exhibit V (M30)
Technical Support Flow of EQUIPMENT Model M30.
Assistencia Alpha_1904_APROV
It is hereby agreed that the Technical Support Flow of EQUIPMENT Model M30 included herein may be revised by the CLIENTS to add necessary adjustments, upon agreement between the Parties and subsequent formalization.

Agreement No.
Exhibit VI – Repair Instructions Template for Submission of EQUIPMENT Model M30 for Technical Support.
Repair Instructions
Dear Customer,
As per your telephone call, by which the technical issues with the device were reported, you will need to submit your device to the Manufacturer, as per the Warranty Certificate.
In order to do so, we will inform you a short code that must be used for the shipment of the device in the post office you prefer. You will receive all the necessary information, without any shipment costs.
The Manufacturer will assess the technical issues and, if they are covered by warranty, the Manufacturer will perform the due repair or the replacement of the device, without any charges.
Upon shipment of the device, using the code that will be sent to you, you thereby authorize the Manufacturer to perform all procedures and repairs covered by warranty, without any other authorization being required.
If the issues verified by the Manufacturer are excluded from the coverage, pursuant to the Warranty Certificate, you will be previously informed on any repair costs, which will only be performed upon your approval.
Before shipping the device, we have the following recommendations:
•Read through the Warranty Certificate that was provided at the purchase of the device to answer any questions you may have regarding the warranty conditions, such as coverage and exclusions, among others:
•Perform the back-up of information and data stored in the device, erasing personal and confidential information, such as passwords, as set forth in the PagSeguro agreement and the warranty certificate; and
•Remove the sim card and memory card (if any) from the device, as per instructions in the Guide.
During the repair process, data and settings will be erased. PagSeguro and the Manufacturer are not liable for the loss of any information, data, applications or media resulted from product repair. We would like to remind you that PagSeguro is not the Manufacturer of the device, and we do not perform any repairs that may be needed. The Manufacturer is the sole responsible for repairs, pursuant to the Warranty Certificate.
If you disagree with any of the above-mentioned conditions, do not use the shipment code and contact our Consumer Support Service. The use of the and shipment of the device shall mean the full acceptance of the conditions above.
Best Regards, PAGSEGURO
INTERNET S.A.

São Paulo, March 19, 2021
To

Company: NET+PHONE TELECOMUNICAÇÕES LTDA
As per our understandings, we hereby submit the Business Proposal for the supply of M30 Equipment.
We are at your disposal for any additional information.
Best regards,

PAX DO BRASIL
[*****]

[*****] – Pq. Industrial San José – Cotia/SP - Brasil
CEP 06.715-865 [*****]	[*****] [*****]

PAX do Brasil Page 2 of 7

BUSINESS PROPOSAL FOR THE SUPPLY OF PAX EQUIPMENT - MODEL:

M30

[*****] – Pq. Industrial San José – Cotia/SP - Brasil
CEP 06.715-865 [*****]	[*****] [*****]

PAX do Brasil Page 3 of 7

Rua Santa Monica, 281 – Pq. Industrial San José – Cotia/SP - Brasil
CEP 06.715-865 [******]	[******] [******]

PAX do Brasil Page 4 of 7
1.Business Proposal

Our customers are crucial for everything we envision; our products, services and processes represent their actual needs.

Every decision we make has the purpose of providing the best solution to our customers and we take care of their interests at all times, so that together we can achieve the best level of reference.

We understand that integrity is the main foundation for what we are and what we defend.

Integrity helps us build trust and respect among all of our business relationships with our Customers, Partners, Suppliers and Shareholders.

Our integrity concept does not allow for differences between what we offer and what we deliver.

We hereby submit this proposal with the purpose of offering equipment M30, Maintenance Price and Warranty.

[*****] – Pq. Industrial San José – Cotia/SP - Brasil
CEP 06.715-865 [*****]	[*****] [*****]

PAX do Brasil Page 5 of 7
2.Products Offered
2.1Smartphone M30

[*****] – Pq. Industrial San José – Cotia/SP - Brasil
CEP 06.715-865 [*****]	[*****] [*****]

PAX do Brasil Page 6 of 7
3.Prices, Warranty and Maintenance
3.1Prices

Model	Name	Quantity	Price
M30	Mobile Payment	[*****]	[*****]

Manufacturer Warranty Period: [*****].

3.2Maintenance Prices

Currently, within the equipment maintenance process, over [*****]% is related to imported raw material, which is frequently affected by the foreign exchange variation (U.S. Dollar). For that fact, we present the best proposal to perform the service under discussion.

3.3M30 - Price of Cosmetic Maintenance and Misuse
The amounts shown in the chart below refer to equipment that needs maintenance while under manufacturer warranty or characterized as misuse.

Equipment	Maintenance Price	Warranty
Cosmetic Repair[1] and Misuse	[*****]	[*****]

3.4M30 – Equipment Out of Warranty
The amounts shown in the chart below refer to equipment that needs maintenance while out of the warranty period, but without cosmetic maintenance or misuse.

Equipment	Maintenance Price	Warranty
Maintenance[2]	[*****]	[*****]
Cosmetic Repair[3] and Misuse	[*****]	[*****]

1 Cosmetic Maintenance - includes the full replacement of parts, i.e., front touch screen glass and metalframe.
2 It does not include the replacement of parts LCD front touch screen glass and metalframe.
3 Cosmetic Maintenance - includes the full replacement of parts, i.e., front touch screen glass and metalframe.

[*****], 281 – Pq. Industrial San José – Cotia/SP - Brasil
[*****]	[*****] [*****]

PAX do Brasil Page 7 of 7
4.Payment Method

Conditions: [******]

The billing (issuance of invoice) shall be made by the companies of the group, depending on the location of manufacturing/repair of the equipment presented in this proposal.

[*****] – Pq. Industrial San José – Cotia/SP - Brasil
[*****]	[*****] [*****]

EXECUTIVE BOARD	Brasil – AM
Certificates

Waste Management
PR-CTF-038
Revision No. 05

PREPARED BY:	Ingrid Carioca – SGC Analyst
REVISED BY	Orlando Gomes – Service Management Leader
APPROVED BY	Ariádina Torres – General Manager of Quality
LAST APPROVAL	9/29/2020	NEXT REVISION	9/28/2021

Executive Board	Waste Management
Certificates	PR-CTF-038
FO-PR-001.A1 REV.00
1.PURPOSE
The purpose of this document is to establish the criteria required for managing all waste generated by Transire Eletrônicos, by properly categorizing, cataloging, handling, transporting and storing it according to laws and regulations in force and internal control procedures from its generation through its final disposal, including the accounting aspects and tax matters, in order to ensure that the waste has a proper management while environmentally correct.
2.COVERAGE
This procedure is applied to all processes of Transire Eletrônicos.
3.TERMS AND DEFINITIONS
3.1WASTE MANAGEMENT: Means the activity to manage waste including the categorization, sorting, collection and storage, so that the waste may have proper final disposal;
3.2WASTE SORTING: Means to sort or select the waste generated in activities, which must be placed in containers duly identified for a better use of the recycling area, preventing wastage, improving the control of pollutants, with the purpose of preventing damages to public health and the environment;
3.3SOLID WASTE: Waste in solid and semi-solid condition, resulting from industrial, domestic, hospital, commercial, agricultural, services and sweeping activities. This definition includes sludge from water treatment systems, generated in equipment and installations used for pollution control, as well as certain liquids whose characteristics make their release into the public sewage system or water bodies non-viable. Solid waste is classified according to norm NBR 10004: 2004, as follows:
3.4CLASS I WASTE - HAZARDOUS: Waste that presents material risk to public health or environment due to its characteristics of toxicity, corrosivity, reactivity, flammability, pathogenicity or explosibility;
3.5CLASS II WASTE - NON-HAZARDOUS: Waste that does not present risks to public health or the environment. Example: restaurant waste (leftovers), non-ferrous metal scrap (brass, etc.), paper and cardboard waste, wood waste, etc.;
3.6CLASS II A WASTE - NON-INERT: Waste that does not fit into the categories of class I waste - Hazardous or class II B waste - inert. Inert defined pursuant to Norm ABNT NBR 10004:2004. Class II A waste - Non-inert may present characteristics like: biodegradability, combustibility or water solubility;
3.7CLASS II B WASTE - INERT: Any waste that, when taken a representative sample, according to ABNT NBR 10007 (Solid Waste Sampling), and subject to a dynamic and static contact with distilled or deionized water, at room temperature, according to ABNT NBR 10006 (Procedure to obtain solubilized extract of solid waste), did not have any of its elements solubilized on concentrations higher than the standards of water potability, excluding aspect, color, turbidity, hardness and taste, according to exhibit G of Norm ABNT NBR 10004;
3.8WASTE, may be: Recyclable, Reusable, Non-Recyclable, Non-Reusable, Incinerable, Sweeping Waste, as defined below:
•RECYCLABLE WASTE: All materials or substances disposed during the production process or other company activity. This material may be used in other production processes, becoming other products;
•REUSABLE WASTE: All materials or substances disposed during the production process or other company activity, which may be reused in the same production process or another process in or outside the factory, without the addition of any other material and it is not transformed into another product;

CONFIDENTIAL this document is property of Transire and may not be copied, used or delivered to third parties without prior written consent from the legal representative. This document, when printed and removed from the original storage location or saved in user computer, shall be deemed a uncontrolled copy.

Executive Board	Waste Management
Certificates	PR-CTF-038
FO-PR-001.A1 REV.00
•NON-RECYCLABLE / NON-REUSABLE: (Generally) All material or substance disposed during the production process or other company activity, which may not be reused or recycled;
•SWEEPING WASTE (NON-RECYCLABLE): (Generally) All material or substance disposed during the production process or other company activity, as well as dust accumulated to which the process of waste sorting for recycling is practically non-viable, as it may expose humans to diseases, by causing the proliferation of vectors in the environment or not having restrictions of disposal in sanitary landfills;
•INCINERABLE WASTE: Waste with final disposal other than the ones mentioned above. In general, it means the hazardous and/or contaminated waste, however, it may be associated to the waste that the company still does not have any other mean of disposal.
•WASTE SORTING: The process of waste sorting, storage, categorization, packaging and storage according to specific instructions, with the purpose of being disposed in a secure way mitigating environmental impact (pursuant to legislation in force). Identification of containers by color is an important fact, but we will focus on the identification of containers, so that the Organization may comply with the provisions in law.
3.9HEALTHCARE WASTE (RSS): Waste from hospital (medical waste), drugstores, medical and dental offices, clinical analysis labs, among other establishments providing similar services. Transire Eletrônicos only generates Group D waste, the Healthcare Waste Management Plan shall be prepared as soon as the company provides human medical care, as per guidance of the competent authority. Other generated waste shall receive the same treatment provided for common waste.
3.10SOLID WASTE MANAGEMENT PLAN - PGRS: Plan shall include the name of the waste, department who generated the waste, storage at source, transportation to the storage location, person in charge of collection, storage for final destination, final disposal and person in charge of final disposal.
3.11WASTE TRANSPORTATION MANIFEST - MTR: Legal document, provided by technical norm ABNT (NBR 13221), required for the transportation of class I solid waste.
3.12IPAAM: Amazonas Environmental Protection Institute. Environmental Authority of the State of Amazonas. Its purpose is to enforce the State Environmental Policies for the State of Amazonas.
3.13SEMMAS: Local Office of Environment and Sustainability;
3.14.IBAMA: Brazilian Institute of Environment and Renewable Natural Resources. Transire Eletrônicos is responsible for following up on the Annual Report and payments of IBAMA’s Environmental Control Fee;
3.15.DISPOSAL CERTIFICATE Legal document required by IPAAM as proof of destruction; disposal; incorporation of class I solid waste, and any class II solid waste defined by NBR 10.004, without prejudice of other documents required by tax or sanitary law;
3.16.DEBRIS WASTE: Debris is the waste from activities related to civil construction, comprised by fragments or rest of bricks, mortar, steel, wood, tiles, concrete, ceramic block, sacks and package box of the input used during the works etc. Do not consider containers’ color;
3.17.ENVIRONMENTAL ASPECT: Element of the activities, products or services of an organization that interacts or may interact with the environment;
3.18.MATERIAL ENVIRONMENTAL ASPECT: All actual or potential impact that may present itself in a material level;
3.19.ENVIRONMENTAL IMPACT: Any adverse or beneficial change to the environment partially or exclusively resulted from environmental aspects and risks of the organization;

CONFIDENTIAL this document is property of Transire and may not be copied, used or delivered to third parties without prior written consent from the legal representative. This document, when printed and removed from the original storage location or saved in user computer, shall be deemed a uncontrolled copy.

Executive Board	Waste Management
Certificates	PR-CTF-038
FO-PR-001.A1 REV.00
3.20.POLLUTION PREVENTION: The use of processes, practices, techniques, materials, services or energy to prevent, reduce or control (individually or jointly) the generation, emission or discharge of any type of pollutant or tailing, in order to mitigate the adverse environmental impact;
Note 1: Pollution prevention may include the mitigation or elimination of pollution sources, change of processes, products or services, efficient use of resources, materials and replacement of energy, reuse, recovery, recycling, regeneration and treatment.
3.21.STAKEHOLDER: Person or group interested or impacted by the SGA (Environmental Management System).
3.22THIRD-PARTY VENDOR: Environmental service provider or supplier.
3.23CTF: Certificates
4.REFERENCES (ASSOCIATED DOCUMENTS)
4.1. NBR ISO 14001:2015
4.2. NBR 10004:2004
5.RESPONSIBILITIES
5.1.MAINTENANCE/PROPERTY SECURITY
•To ensure that there will be a specific location to store the waste, before its final disposal, pursuant to Local, State and Federal environmental norms and regulations;
•To ensure the safe and pre-established disposal of the waste, instructing its team during the internal handling through the Waste Center for future disposal;
•To verify the content of the material from the production and/or materials in order to ensure that good material is not mistakenly turned into waste;
•To ensure that all materials and/or products, when turned into waste, are duly labeled and stored in proper containers before they are sent to the Waste Center to be destroyed, and the subsequent waste must be stored according to its characteristics;
•All waste must be sent to the Waste Center and be stored according to its specific characteristics;
•The Waste Center is coordinated by the Maintenance department, which instructs the contracted companies on the internal handling of waste generated by Transire;
•Whenever a future generation or a new type of waste is detected, it must be reported to the Maintenance department, so that it can decide through the technical report the best form to manage it.
5.2.DEPARTMENTS
•To ensure that the handling of waste in their respective departments is always carried out with proper PPE suited for the work;
•To ensure that the waste labeling is made effectively and, from time to time, and to verify the cleaning conditions, organization and conservation of the areas where the waste is stored; To correct any deviations found;
•The departments are responsible for the awareness of their employees regarding its environmental aspects, as well as waste generated, instructing on the positive effects (compliance with rules), as well as the negative effects that may cause an environmental impact;

CONFIDENTIAL this document is property of Transire and may not be copied, used or delivered to third parties without prior written consent from the legal representative. This document, when printed and removed from the original storage location or saved in user computer, shall be deemed a uncontrolled copy.

Executive Board	Waste Management
Certificates	PR-CTF-038
FO-PR-001.A1 REV.00
•The departments must ensure that there are enough containers to store the waste in their respective departments, and that the containers are duly labeled and in perfect condition, thus preventing the generated waste from causing any environmental impact;
•To verify the information in the labels with respect to the material considered waste;
5.3CTF (Federal Technical Registration)
•To keep Form FO-PR-038.A1 - Waste Matrix up to date;
•To coordinate the management of waste from its generation to the final disposal or destruction, pursuant to applicable law; To issue Waste Management Control; To promote improvement plans and prioritize environmental awareness;
•To assess legal requirements in force on waste management and keep associated departments informed;
•To verify if the pick-up and internal transportation of waste generated in the plants are performed properly, pursuant to the legal instructions;
•To ensure that all waste labeled as hazardous - class I (NBR 10004:2004), is transported with the due authorization from the competent environment authority, through MTR - Hazardous Waste Transportation Manifest;
•As a supplementary stage to the maintenance of its Certification, technical inspections will be carried out once a year in the facilities of companies where environmental services are directly or indirectly provided, there also will be issued a technical report and official approval of the third-party vendor.
•To ensure that the contracted company is complying with the laws and norms in force, as well as with each item included in this procedure;
•To exercise the control needed on the final disposal of all waste generated within the company, ensuring that such disposal is carried out in compliance with the laws in force and rules of environmental protection authorities regarding the final disposal of industrial disposal.
•To keep record of all certificates of the waste final disposal with the quantities and respective location of disposal, submitted by the contracted companies for the proper disposal of waste.
•To control environmental legal documents required for Transire Eletrônicos to comply with the Environment Management System.
5.4CONTRACTED COMPANIES
•To ensure the existence of metal containers of various sizes, sufficient for the proper waste storage according to its types, to keep them in good condition and to move the containers whenever they are full or whenever needed;
•To prevent any use/sell of chemical product packaging waste from Transire Eletrônicos, without its express consent to do so;
•To handle the waste while duly protected wearing the required PPE;
•To dispose the waste into the proper containers, covered by protection canvas, chest or in any other way that may be needed, as well as to ensure the proper conditions of the transportation vehicles and their employees;
•To keep the Waste Center area always organized, so that the waste can be safely stored according to their labeling;
•To submit on a monthly basis the waste disposal certificate, as well as all legal documents required from Transire, including the documents of the locations where the waste will be disposed.

CONFIDENTIAL this document is property of Transire and may not be copied, used or delivered to third parties without prior written consent from the legal representative. This document, when printed and removed from the original storage location or saved in user computer, shall be deemed a uncontrolled copy.

Executive Board	Waste Management
Certificates	PR-CTF-038
FO-PR-001.A1 REV.00
6.DEVELOPMENT
6.1GENERAL PROVISIONS
The Maintenance department schedules the collection in advance so that the vendor can issue the certificate in two counterparts, where 01 shall remain with Transire and the other one with the vendor. After the collection, the vendor must submit the weight control of the waste removed from Transire.
The Maintenance department must submit the certificate to SGC, request the weight control from the vendor and include the waste weight in the Form FO-PR-38- A2 - TRANSIRE Industrial Solid Waste Control and Management.
The tax department must monthly provide the copy of the Invoice for verification of the waste removed from Transire, in order to include the Invoice information in the Form FO-PR-38- A2 - TRANSIRE Industrial Solid Waste Control and Management.
The disposal of waste from all processes of Transire Eletrônico must be made through labeled containers (color/description), according to each type of waste or when the labeling needs to be made by the department in charge.
Note 2: All of Transire’s processes must provide to its departments containers in the standard colors. In case there are no colored containers, use available identification.
If the containers located outside the company cannot be identified through colors, they must have a label placed on them.
The waste is generally removed from the production at the end of each shift, where it is stored in containers according to its characteristics. The containers and location for waste disposal must be duly identified.
6.2SPECIFICS
6.2.1PAPER/CARDBOARD
Example: newspapers and magazines, notebook paper, boxes, paper trimmings, envelopes, writing paper, old posters, fax paper and paper packaging.
6.2.2PLASTIC
Example: plastic cups, sacks/bags, lids, containers, straws and PVC pipe, polystyrene, or any other waste characterized as plastic.
6.2.3GLASS
Example: Glass bottles, medical flasks, jars, glass doors, glass containers. Glass waste requires a special storage in order to prevent injuries.
6.2.4METAL
Example: cans, canned goods, hardware, wire, metal plates, nails, copper, aluminum and any other ferrous or non-ferrous metal.
6.2.5HAZARDOUS WASTE
Example: PPE (ear plugs, boots, gloves, masks), gloves and rags contaminated with oil and paint, contaminated liquids, markers, spalter brush, empty package of hazardous products, paint roller, etc.
Note 3: Batteries generated within the departments shall be stored in specific container for final disposal.

CONFIDENTIAL this document is property of Transire and may not be copied, used or delivered to third parties without prior written consent from the legal representative. This document, when printed and removed from the original storage location or saved in user computer, shall be deemed a uncontrolled copy.

Executive Board	Waste Management
Certificates	PR-CTF-038
FO-PR-001.A1 REV.00
6.2.6HEALTHCARE WASTE
Transire Eletrônicos does not perform any type of ambulatory services involving syringes, needles, contaminated material, etc. Only medical consultation is provided. Waste of that room is disposed into specific container.
6.2.7ORGANIC WASTE
Leftovers generated in the Kitchen, meaning the food waste and offcuts (peels, seeds and bones) and other leftovers, must be stored in a cold environment.
6.2.8USED COOKING OIL WASTE
Waste from used cooking oil, generated in the Kitchen, must be stored in proper containers visibly labeled. The person in charge of the Kitchen must request the Disposal Certificate from the service provider for the used kitchen oil. That certificate must be submitted to the CTF department every time a disposal occurs and it must be in compliance with all environmental legal requirements in force.
Note 4: The person in charge of the Kitchen must request the Disposal Certificate from the service provider for the used kitchen oil and organic waste. That certificate must be submitted to the CTF department.
6.2.9WASTE THAT CANNOT BE SORTED (INCINERATION)
Example: Sweeping waste, leaves and trim of trees, dirty paper, stickers, A4 paper (paper with plastic), tissues and contaminated paper napkins.
6.2.10WASTE SPECIFIC FROM PRODUCTION PROCESSES
The department who generates that waste must sort and destroy the material according to its characteristics (plastic, metal, sludge and components) and submit it to the Waste Center, where it shall be stored in proper containers until its final recycling and/or incineration.
Note 5: Other forms of storage may be adopted, in order to facilitate the final disposal, as requested by the vendor, provided that no legal environmental requirement in force is breached.
6.2.11LUBRICANT, HYDRAULIC AND/OR CONTAMINATED OIL WASTE
When the waste is generated by Transire Eletrônicos (eventually), the department responsible for generating it must send the waste to the Waster Center, where it will be destroyed and stored in proper containers, and collected by the vendor for final disposal. Used oil and sand must be safely stored, in a location accessible for collection, in proper and leakage-proof containers.
The handling of the product must only be performed by duly authorized persons who were trained for the service, using Personal Protective Equipment (PPE), when needed. Complying with all legal environmental requirements in force, which may change any storage rule.
6.2.12METALLIC WASTE
It means the metallic waste from the process, for example: Aluminum, Iron and/or Welding Sludge must be stored in the containers available within the departments and its disposal must comply with the options available with the licensed vendors.

CONFIDENTIAL this document is property of Transire and may not be copied, used or delivered to third parties without prior written consent from the legal representative. This document, when printed and removed from the original storage location or saved in user computer, shall be deemed a uncontrolled copy.

Executive Board	Waste Management
Certificates	PR-CTF-038
FO-PR-001.A1 REV.00
6.2.13UNSERVICEABLE TIRES
When of the generation of tires (eventually), resulted from the change of tires from the vehicles, they must be submitted to the care of the department of Maintenance/Property Security, where the waste will be stored and collected by the vendor in charge of final disposal.
6.2.14REUSABLE PACKAGING
Reusable packaging must be set apart and controlled to be returned to the vendors. Examples: Printer cartridge/toner, etc.
6.3. ENVIRONMENTAL AWARENESS
All of Transire’s employees and workers are made aware and responsible, within their relevant qualifications, so that the performance of their activities does not impact the environment.
Vendors performing activities causing an environmental impact must be made aware on the internal procedures of waste management.
7.PROCESS FLOW (Optional)
N/A
8.EXHIBITS
FO-PR-038.A1 – WASTE MATRIX
FO-PR-038.A2 – Management and Control of TRANSIRE Industrial Solid Waste. FO-PR-038.A3 – Hazardous Waste Transportation Manifest – MTR

CONFIDENTIAL this document is property of Transire and may not be copied, used or delivered to third parties without prior written consent from the legal representative. This document, when printed and removed from the original storage location or saved in user computer, shall be deemed a uncontrolled copy.

Executive Board	Waste Management
Certificates	PR-CTF-038
FO-PR-001.A1 REV.00

9. CONTROL OF CHANGES
Revision No.	Date of revision	Requirement	Revision Description
00	[*****]		Initial version
01	[*****]		General revision for adjustment into NBR ISO 14001:2015
02	[*****]	3.9	General revision of content, adjustment of item 3.9 and ambulatory waste management.
03	[*****]		General revision, change of initials SGI to SGC.
04	[*****]		Revision of entire content without changes
05	[*****]		General revision, change of initials SGI to CTF and SGI

CONFIDENTIAL this document is property of Transire and may not be copied, used or delivered to third parties without prior written consent from the legal representative. This document, when printed and removed from the original storage location or saved in user computer, shall be deemed a uncontrolled copy.

PagPhone 04/19
Support flow

Alpha - Support Flow - Customer paying PAX Established Under discussion Needs development Customer approves quotation by e-mail and makes payment directly to PAX Start PAX informs PAG* that there was misuse Customer contacts support Pax confirms Payment Logistics sends the customer’s e-mail to PAX** PAX sends to the customer the report and quotation for approval Yes PAX performs the repair**** PAGS picks up repaired equipment at PAX through carrier Agent confirms the need for repair PAX generates technical report and quotation proving Agent confirms it is Alpha and escalates for exclusive support Misuse confirmed No PAX opens a ticket in the lab system for treatment and analysis of the equipment ? PAX receives equipment at PAX Cotia lab PAGS logistics sends the repaired device to the customer by carrier Agent opens a repair ticket in Memphis System and informs shipping information to the customer Customer ships equipment at Postal Office PAX receives the ticket from PAGS Memphis tool and checks-in with the lab** * Without sim card, memory card and personal content Memphis system sends an e-mail to the customer and PAX with the information and Customer receives the equipment ** SLA of up to 5 business days to return the equipment to PagSeguro *** Quotation is valid for 30 days *** For cases of misuse, SLA starts from the actual payment date End 2

Alpha - Support

Establish ed | Under discussion | Needs development

Provisória para lançamento

Flow - Customer paying PAX

Start
Customer contacts support
Agent confirms it is Alpha and escalates for exclusive support
Agent confirms the need for repair
Agent opens a repair ticket in Memphis System and informs shipping information to the customer
Memphis system sends an e-mail to the customer and PAX with the information and
Customer ships equipment at Postal Office
PAX receives the ticket from PAGS Memphis tool and checks-in with the lab**
PAX receives equipment at PAX Cotia lab
PAX opens a ticket in the lab system for treatment and analysis of the equipment
Misuse confirmed ?
Yes
PAX generates technical report and quotation proving
PAX informs PAG* that there was misuse
Logistics sends the customer's e-mail to PAX**
PAX sends to the customer the report and quotation for approval
Customer approves quotation by e-mail and makes payment directly to PAX
Pax confirms Payment
No
PAX performs the repair****
PAGS picks up repaired equipment at PAX through carrier
PAGS logistics sends the repaired device to the customer by carrier
Customer receives the equipment
End

* Without sim card, memory card and personal content

*** Quotation is valid for 30 days

2

File exchange - logistics processes

E-mail for submission and receipt of files: [*****]

File layout and ticket status

Date	Serial	Color/E-ticket	Status
04/19	11111	Blue / AAAAAAA	Received for repair	D + 5 business days
04/19	22222	Grey / BBBBB	Undue receipt - pick up	Return e-ticket
04/19	33333	Golden / CCCCCC	Repaired under warranty - pick up
04/19	44444	Grey / DDDDD	Out of warranty period - information request
04/19	55555	Grey / EEEEEE	Out of warranty period - no return	[******]
04/19	66666	Blue / FFFFF	Out of warranty period - repaired / pick up

For cases of misuse with status Out of warranty period - information request, the name and e-mail of customer shall be informed for the submission of technical report and quotation.

Completion Certificate

Envelope ID: [*****]		Status:
Status: Completed Subject: DocuSign: Acrobat_Document.pdf, Assistencia_Alpha_1904_APROVADO.pptx.pdf, Proposta_Comercial_-_...
Source Envelope:
Document Pages: 39	Signatures: 12	Envelope Sent by: [*****] [*****] SP, 01452-002 [*****]Endereço IP: [*****]
Certificate Pages: 9	Initials: 6
AutoNav: Enabled
Enveloped Stamping (ID Stamping): Enabled
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Record Tracking

Status:	Original	Holder:	[*****]	Location:	DocuSign
	3/22/2022 6:35:38 AM		[*****]

Signer Events	Signature	Timestamp

Paulo Rodrigo Dantas de Carvalho Dias		Sent: 3/22/2022 7:17:14 AM
[*****]		Viewed: 3/22/2022 7:18:31 AM
LAWYER UNIVERSO		Signed: 3/22/2022 7:19:00 AM
ONLINE SA	Signature adoption: Signature image loaded
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Electronic Record and Signature Disclosure:
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[*****]		Viewed: 3/22/2022 7:21:53 AM
Security Level: E-mail, Account Authentication (None)		Signed: 3/22/2022 12:33:25 PM
Signature adoption: Pre-set style Signed through URL link sent to [*****]
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 11/10/2020 10:25:58 AM
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Klaus Gottsfritz		Sent: 3/22/2022 12:33:30 PM
[*****]		Resent 3/23/2022 7:07:54 AM
Security Level: E-mail, Account Authentication (None)		Viewed: 3/28/2022 7:13:14 AM
	Signature adoption: Pre-set style Signed through URL link sent to [*****]	Signed: 3/28/2022 7:14:46 AM
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 4/5/2021 4:24:51 AM
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Signer Events	Signature	Timestamp

Artur Gaulke Schunck		Sent: 3/28/2022 7:14:52 AM
[*****]		Viewed: 3/28/2022 7:16:37 AM
Chief Financial Officer		Signed: 3/28/2022 7:16:44 AM
Security Level: E-mail, Account Authentication
(None)	Signature established by: Pre-set style
Signed through URL link sent to
[*****]
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 11/24/2020 12:09:02 PM
ID: [*****]

Clayton Xavier Ribeiro		Sent: 3/28/2022 7:14:54 AM
[*****]		Resent 3/29/2022 12:34:58 PM
Security Level: E-mail, Account Authentication		Viewed: 3/29/2022 2:14:18 PM
(None)		Signed: 3/29/2022 2:42:21 PM
Signature adoption: Pre-set style Signed
through URL link sent to
[*****]
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 8/13/2018 6:54:30 AM
ID: [*****]

Flavio Domingos Goncalves		Sent: 3/28/2022 7:14:52 AM
[*****]		Viewed: 3/28/2022 11:20:19 AM
Security Level: E-mail, Account Authentication		Signed: 3/28/2022 11:20:44 AM
(None)	Signature adoption: Pre-set style Signed
through URL link sent to
[*****]
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 3/28/2022 11:20:19 AM
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Leandro Roberto Rodrigues
[*****]
Treasury Officer
Pagseguro
Security Level: E-mail, Account Authentication	Signature adoption: Pre-set style Signed	Sent: 3/28/2022 7:14:53 AM
(None)	through URL link sent to	Viewed: 3/28/2022 7:22:08 AM
	[*****]	Signed: 3/28/2022 7:22:14 AM
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 3/9/2020 11:29:35 AM
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Rogildo Torquato Landim		Sent: 3/28/2022 7:14:53 AM
[*****]		Viewed: 3/28/2022 9:08:22 AM
CEO UOLDIVEO		Signed: 3/28/2022 9:08:39 AM
CEO
Security Level: E-mail, Account Authentication (None)	Signature adoption: Pre-set style Signed
through URL link sent to
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Using IP Address: [*****]

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Electronic Record and Signature Disclosure:
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Tiago Cabral		Sent: 3/28/2022 7:14:52 AM
[*****]		Resent 3/29/2022 12:34:59 PM
Commercial Services		Resent 3/30/2022 6:30:53 AM
Officer		Resent 4/4/2022 1:08:13 PM
Security Level: E-mail, Account Authentication		Resent 4/7/2022 11:20:29 AM
(None)	Signature established by: Pre-set style	Viewed: 4/7/2022 11:36:27 AM
	Signed through URL link sent to	Signed: 4/7/2022 11:36:56 AM
[*****]
Using IP Address: [*****]
Signed using cellphone

Electronic Record and Signature Disclosure:
Accepted: 8/14/2020 10:54:21 AM
ID: [*****]

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamp
Envelope sent	Hashed/Encrypted	3/22/2022 7:17:14 AM
Certified delivery	Security checked	4/7/2022 11:36:27 AM
Signing complete	Security checked	4/7/2022 11:36:56 AM
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Payment Events	Status	Timestamp

Electronic Record and Signature Disclosure

[*****] Confidential information redacted.
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If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us thereafter that you want to receive notices and disclosures only in paper format. The procedure to inform us of your decision to receive future notices and disclosures in paper format and withdraw your consent to receive notices and disclosures electronically is described below.
Consequences of changing your mind
If you elect to receive notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and provide services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of receipt of such paper notices or disclosures. To let us know that you are changing your mind, you must withdraw your consent using the DocuSign “Withdraw Consent” form on the signature page of a DocuSign envelope instead of signing it. This will indicate to us that you have withdrawn your consent to receive notices and disclosures electronically from us and you will no longer be able to use the DocuSign system to receive notices and consents electronically from us or to electronically sign documents sent by us.
All notices and disclosures will be sent to you electronically
Unless you tell us otherwise in accordance with the procedures described herein, we will electronically send you through the DocuSign system all required notices, disclosures, authorizations, acknowledgments, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you using the same method and to the same address you have informed us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, let us know as described below. Also see the paragraph immediately above that describes the consequences if you elect not to receive notices and disclosures electronically from us.
How to contact us:
You may contact us to let us know of your changes on how we should contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically, as provided below: To contact us by email send messages to:

[*****] Confidential information redacted.
To inform of your new e-mail address:
To let us know of a change in your e-mail address to which we should send notices and disclosures electronically to you, you must send us an e-mail and provide: your previous e-mail address and your new e-mail address. We do not require any other information from you to change your e-mail address.
In addition, you must notify DocuSign, Inc. in order to reflect your new e-mail address in your DocuSign account by following the process for changing e-mail in the DocuSign system.
To request paper copies from us:
To request us to send you paper copies of the notices and disclosures previously provided by us to you electronically, you must send us an e-mail and provide: your e-mail address, full name, Brazil Postal address, and telephone number. We will charge you for the amount of the copies, if applicable.
To withdraw your consent to us:
To inform us that you no longer want to receive future notices and disclosures in electronic format you may:
(i)refuse to sign a document in your DocuSign session, and on the subsequent page, select the check-box indicating you wish to withdraw your consent; or you may
(ii)send us an e-mail and provide your e-mail address, full name, Brazil Postal Address, and telephone number. We do not need any other information from you to withdraw consent. The consequences of your withdrawing consent for online documents will be that transactions may take longer to process.
Required hardware and software**:
(i)Operating Systems: Windows® 2000, Windows® XP, Windows Vista®; Mac OS®
(ii)Browsers: Latest versions Internet Explorer® 6.0 or above (only Windows); Mozilla Firefox 2.0 or above (Windows and Mac); Safari™ 3.0 or above (only Mac)
(iii)PDF readers: Acrobat® or similar software may be required to view and print PDF files.
(iv)Screen Resolution: 800 x 600 minimum
(v)Enabled Security Settings: Allow per session cookies
** These minimum requirements are subject to change. If these requirements change, you will be asked to re-accept the disclosure. Pre-release (e.g. beta) versions of operating systems and browsers are not supported.
Acknowledging your access and consent to receive materials electronically:
To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, please make sure you read this electronic disclosure and are able to print on paper or electronically save this page for your future reference and access or are able to e-mail this disclosure and consent to an e-mail address in which you will be able to print on paper or save this page for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format under the terms and conditions described above, let us know by clicking the “I agree” button below.
By checking the “I agree” box, I confirm that:
(i)I can access and read this Electronic CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND CONSUMER SIGNATURE DISCLOSURES; and

[*****] Confidential information redacted.
(ii)I can print on paper the disclosure or save or send the disclosure to a place where I can print it, for future reference and access; and (iii) Until or unless I notify as described above, I consent to receive exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by during the course of my relationship with you.

[*****] Confidential information redacted
CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SIGNATURE DISCLOSURES
Electronic Record and Signature Disclosure
From time to time, UOL - UNIVERSO ONLINE S/A may be required by law to provide you with certain written notices or disclosures. Described below are the terms and conditions for us to provide you with such notices and disclosures electronically through the DocuSign, Inc. (DocuSign) electronic signature system. Read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to these terms and conditions, confirm your agreement by clicking the ‘I agree’ button at the bottom of this document.
Getting paper copies
At any time, you may request from us a paper copy of any record provided or made available electronically to you by us. You will have the ability to download and print the documents we send to you through the DocuSign system during and immediately after the signature session, and, if you elect to create a DocuSign user account, you may access them for a limited period of time (usually 30 days) after such documents are first sent to you. After such time, if you wish to get paper copies of any such documents to be sent from our office to you, you will not be charged a per-page fee. You may request delivery of such paper copies from us by following the procedure described below.
Withdrawing your consent
If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us thereafter that you want to receive notices and disclosures only in paper format. The procedure to inform us of your decision to receive future notices and disclosures in paper format and withdraw your consent to receive notices and disclosures electronically is described below.
Consequences of changing your mind
If you elect to receive notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and provide services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of receipt of such paper notices or disclosures. To let us know that you are changing your mind, you must withdraw your consent using the DocuSign “Withdraw Consent” form on the signature page of a DocuSign envelope instead of signing it. This will indicate to us that you have withdrawn your consent to receive notices and disclosures electronically from us and you will no longer be able to use the DocuSign system to receive notices and consents electronically from us or to electronically sign documents sent by us.
All notices and disclosures will be sent to you electronically
Unless you tell us otherwise in accordance with the procedures described herein, we will electronically send you through the DocuSign system all required notices, disclosures, authorizations, acknowledgments, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you using the same method and to the same address you have informed us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, let us know as described below. Also see the paragraph immediately above that describes the consequences if you elect not to receive notices and disclosures electronically from us.
How to contact UOL - UNIVERSO ONLINE S/A:
You may contact us to let us know of your changes on how we should contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically, as provided below: To contact us by email send messages to: [*****]
To contact us by email send messages to: UOL - UNIVERSO ONLINE S/A

[*****] Confidential information redacted
To inform of your new e-mail address to UOL - UNIVERSO ONLINE S/A:
To let us know of a change in your e-mail address to which we should send notices and disclosures electronically to you, you must send us an e-mail to[*****] providing: your previous e-mail address and your new e-mail address. We do not require any other information from you to change your e-mail address. We do not require any other information from you to change your email address.
In addition, you must notify DocuSign, Inc. in order to reflect your new e-mail address in your DocuSign account by following the process for changing e-mail in the DocuSign system.
To request paper copies from UOL - UNIVERSO ONLINE S/A:
To request us to send you paper copies of the notices and disclosures previously provided by us to you electronically, you must send an e-mail to [*****] and provide: your e-mail address, full name, Brazil Postal address, and telephone number. We will charge you for the amount of the copies, if applicable.
To withdraw your consent to UOL - UNIVERSO ONLINE S/A:
To inform us that you no longer want to receive future notices and disclosures in electronic format you may:
(i)refuse to sign a document in your DocuSign session, and on the subsequent page, select the check-box indicating you wish to withdraw your consent; or you may
(ii)send an e-mail to [*****].com and provide your e-mail address, full name, Brazil Postal Address, and telephone number. We do not need any other information from you to withdraw consent. The consequences of your withdrawing consent for online documents will be that transactions may take longer to process. We do not require any other information from you to change your email address. The consequences of your withdrawing consent for online documents will be that transactions may take a longer time to process.
Required hardware and software**:
(i)Operating Systems: Windows® 2000, Windows® XP, Windows Vista®; Mac OS®
(ii)Browsers: Latest versions Internet Explorer® 6.0 or above (only Windows); Mozilla Firefox 2.0 or above (Windows and Mac); Safari™ 3.0 or above (only Mac)
(iii)PDF readers: Acrobat® or similar software may be required to view and print PDF files.
(iv)Screen Resolution: 800 x 600 minimum
(v)Enabled Security Settings: Allow per session cookies
** These minimum requirements are subject to change. If these requirements change, you will be asked to re-accept the disclosure. Pre-release (e.g. beta) versions of operating systems and browsers are not supported.
Acknowledging your access and consent to receive materials electronically:
To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, please make sure you read this electronic disclosure and are able to print on paper or electronically save this page for your future reference and access or are able to e-mail this disclosure and consent to an e-mail address in which you will be able to print on paper or save this page for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format under the terms and conditions described above, let us know by clicking the “I agree” button below.

[*****] Confidential information redacted
By checking the “I agree” box, I confirm that:
(i)I can access and read this Electronic CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND CONSUMER SIGNATURE DISCLOSURES; and
(ii)I can print on paper the disclosure or save or send the disclosure to a place where I can print it, for future reference and access; and (iii) Until or unless I notify UOL - UNIVERSO ONLINE S/A as described above, I consent to receive exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by UOL - UNIVERSO ONLINE S/A during the course of my relationship with you.